                                                                   Exhibit 10.26

----------------------------------------------------------------------------------------------------------------------------------
         SOLICITATION/CONTRACT                                  1. THIS CONTRACT IS RATED ORDER UNDER    RATING    PAGE 1 OF
BIDDER/OFFEROR TO COMPLETE BLOCKS 11, 13, 15, 21, 22 & 27          OF AS (CFR 250)
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT NO.             3. AWARD EFFECTIVE DATE   4. SOLICITATION NO.:  5. SOLICITATION TYPE     6. SOLICITATION  ISSUE DATE
    N00140-96-G-D115           19 Dec. 95                                   [] SEALED [] NEGOTIATED
                                                                               BIDS
------------------------------------------------------------------------------------------------------------------------------------
7. ISSUED BY                            CODE           N00140      8. THIS ACQUISITION IS
   FISC DETACHED PHILADELPHIA
   700 ROBBINS AVENUE, BLDG 2B                                       [] UNRESTRICTED      [] LABOR SURPLUS AREA CONCERNS
   PHILADELPHIA, PA 19111-5083                                       [] SET ASIDE  % FOR  [] COMBINED SMALL BUSINESS & LABOR SURPLUS
   0211A: M.D. Byrne                 (215) 697-9601                  [] SMALL BUSINESS    [] AREA CONCERNS
                                                                        SIC               [] OTHER
                                                                                     SIZE STANDARD
----------------------------------------------------------------------------------------------------------------------------------
9. SOLICITATION BIDDER/OFFERORS SHALL INSURE THAT SEALED BIDS/PROPOSALS (AN ORIGINAL AND ONE COPY) SHALL BE RECEIVED IN THE BID
   ROOM OR IF THE DEPOSITORY LOCATED IN THE BID ROOM FSC NORFOLK DETACHMENT PHILADELPHIA BUILDING 2B. 700 ROBBINS AVENUE,
   PHILADELPHIA, PA 19111-5083 NO LATER THAN 4:00 P.M. (LOCAL TIME PHILADELPHIA, PA) on

   LATE OFFERS ARE SUBJECT TO THE LATE BID OR PROPOSAL PROVISIONS INCORPORATED HEREIN. ALL OFFER ARE SUBJECT TO SUCH PROVISIONS,
   REPRESENTATIONS, CERTIFICATIONS AND SPECIFICATIONS AS ARE ATTACHED OR INCORPORATED HEREIN BY REFERENCE.
----------------------------------------------------------------------------------------------------------------------------------
10. ITEMS TO BE PURCHASED (BRIEF DESCRIPTION)
    [X] SUPPLIES         [] SERVICES                   Software Licenses
----------------------------------------------------------------------------------------------------------------------------------
11. IF OFFER IS ACCEPTED BY THE GOVERNMENT WITHIN 180 CALENDAR DAYS (UNLESS OFFEROR    12. ADMINISTERED BY      CODE   S0507A
    INSERTS A DIFFERENT PERIOD) FROM THE DATE SET FOR IN BLOCK 9 ABOVE THE CONTRACTOR      DCMAO San Francisco
    AGREES TO HOLD ITS OFFERED PRICES FIRM FOR THE ITEMS SOLICITED HEREIN AND TO           1265 Borregas Ave
    ACCEPT ANY RESULTING CONTRACT SUBJECT TO THE TERMS AND CONDITIONS STATED HEREIN:       SUNNYVALE, CA 94088
----------------------------------------------------------------------------------------------------------------------------------
13. contractor/                CODE  04AE6    FACILITY CODE                            14. PAYMENT WILL BE MADE BY:  Code SC1008
    OFFEROR                                                                                DFAS-Columbus Center
    CYBERSOURCE Corporation                                                                 DFAS-CO-JWS San Francisco
    1050 Chestnut St., Suite 201                                                           P.O. Box 182380
    Menlo Park, CA 94025                                                                   Columbus, OH 43218-2380

    [] TELEPHONE NO. 415-462-5522    DUNS NO. 87-703-2409
       CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER
----------------------------------------------------------------------------------------------------------------------------------
15. PROMPT PAY DISCOUNT                                                                16. AUTHORITY FOR USING OTHER THAN FULL
                                                                                           AND OPEN COMPETITION
                                                                                                      [] 10 USC?? [] 41 USC 233(C)
                                                                                                             (C)
----------------------------------------------------------------------------------------------------------------------------------
   17                                  18                                           19          20          21             22
ITEM NO.                 SCHEDULE OF SUPPLIES/SERVICES                          QUANTITY       UNIT      UNIT PRICE      AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED 1 FOR PRICING SCHEDULE OF SUPPLIES

Sections K and L are incorporated by reference

----------------------------------------------------------------------------------------------------------------------------------
23 ACCOUNTING & APPROPRIATION DATA                                                                  24 TOTAL AWARD AMOUNT (FOR
                                                                                                        GOVT USE ONLY)

               Funding to be provided on resultant delivery orders.
----------------------------------------------------------------------------------------------------------------------------------
25 CONTRACTOR IS REQUIRED TO SHOW THIS DOCUMENT AND RETURN TWO COPIES TO    []  26  AWARD OF CONTRACT. YOUR OFFER ON SOLICITATION
   ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET           NUMBER SHOWN IN BLOCK 4 INCLUDING ANY ADDITIONS
   FORTH HEREIN OR OTHERWISE IDENTIFIED ABOVE AND OR ANY CONTINUATION               OR CHANGES WHICH ARE SET FORTH HEREIN IS
   SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN                      ACCEPTED AS TO ITEM.
----------------------------------------------------------------------------------------------------------------------------------
27 SIGNATURE OF OFFEROR/CONTRACTOR                                   28 UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

   /s/ W.S. MCKIERNAN                                                   /s/ J.J. SWIZEWSKI
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF SIGNER (TYPE OR PRINT)          DATE SIGNED         NAME OF CONTRACTING OFFICER        DATE SIGNED
 William S. McKiernan                             12/15/95            J.J. Swizewski                     12/19/95

                               SECTION B PRICING

B.1    PRICING STRUCTURE

Prices shall be provided for the following items.

B.1.1 DISTRIBUTION OF SOFTWARE PRODUCTS ON PHYSICAL ELECTRONIC MEDIA. Prices shall be provided for the following physical electronic media and in the quantities indicated. All prices for distribution shall include all distribution functions (i.e. copying, packaging, shipping, etc.) media, and shipping charges FOB destination needed to deliver products to end user destinations.

Complete a pricing chart for each product or combination of products provided as a "Bundled Product". Offerors may provide volume price breaks at any quantity listed on the Pricing Chart. Prices shall be given as dollars and not percentages, and shall be equal to or lower than each preceding Quantity discount provided in the Pricing Chart.

                SOFTWARE PACKAGE AND DOCUMENTATION PRICING CHART
                                    Quantity
                                   CLIN 0001

SLIN                         A         B          C          D          E
       Electronic Media     1-10     11-100    101-500    501-1K       1K+
       ----------------    -------   -------   -------    -------    -------
 A     360 Kb diskettes
                           -------   -------   -------    -------    -------
 B     1.2 Mb diskettes
                           -------   -------   -------    -------    -------
 C     700 Kb diskettes
                           -------   -------   -------    -------    -------
 D     1.4 Mb diskettes      .69       .65       .59        .49        .49
                           -------   -------   -------    -------    -------
 E     CD ROM
                           -------   -------   -------    -------    -------
 F     Electronic (BBS)
                           -------   -------   -------    -------    -------

Pricing for Electronic media and Documentation is discounted by volume on an order by order basis.

Note: The first order for 12 1.4MB diskettes will reference:

      CLIN       QTY    UNIT       UNIT Iss. PRICE     TOTAL
      XX0001DA   12     Diskette       Ea. $.69        $7.80

      The second order for 103 1.4Mb diskettes will be:

      CLIN       QTY    UNIT       UNIT Iss. PRICE     TOTAL
      XX0001DB   103    Diskette       Ea. $.65        $60.77

B.1.2 DISTRIBUTION OF ORIGINAL EQUIPMENT MANUFACTURER (OEM) DOCUMENTATION ON PAPER MEDIA. Documentation shall be provided in identical format to the Publishers/Manufacturer regular commercial version. All prices for distribution of paper products shall be FOB destination.

CLIN 0002  PRODUCT NAME(S):
                            ------------------------------------------
                            ------------------------------------------
                            ------------------------------------------
                            ------------------------------------------
                            ------------------------------------------

                         A        B        C        D        E
                                        Quantity
OEM Documentation     1-10     11-100   101-500  501-1K   1K+
                      -------  -------  -------  -------  -------
A *User Manual
                      -------  -------  -------  -------  -------
B *Operators Manual
                      -------  -------  -------  -------  -------
C *Other Manual
                      -------  -------  -------  -------  -------
D *Other Manual
                      -------  -------  -------  -------  -------
E *Other Manual
                      -------  -------  -------  -------  -------


*Note: Replace generic title of documentation with actual product name when proposing.

                               SECTION B PRICING

B.1.3 VOLUME DISCOUNT FEES. Prices shall be based upon accumulated discounts for the life of the contract. For client server software, prices shall be submitted for the server, individual users, annual maintenance, and if offered, distribution. For desktop software prices shall be submitted for one-time perpetual licenses, annual maintenance, and if offered, distribution. If prices differ for Legacy Users License (Users of the software purchased by other than this agreement) and Level I Maintenance then two columns shall be completed. If the prices are identical then only the level I Maintenance pricing column need be completed, AND Legacy Users Licenses shall be priced as Level I maintenance.


                    PRICING CHART FOR CLIENT/SERVER PRODUCTS

CLIN  0003A  SERVER PRODUCT NAME(S):
                                     ---------------------------------
                         Version -------------------------------------
                         Platform ------------------------------------
                         Oper. Sys. ----------------------------------


                                      FEES

                           Server   Server                       New         Legacy        Server Annual Maintenance
           Server Annual Support
Quantity         Users     Users  Level I  Level II   Level III Level I  Level II Level III   SLIN
        A                  B                 C                 D                 E                F           G
                 H
     1-3
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
     4-10
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
    11-30
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
    31-100
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   101-300
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   301-1000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
  1001-3000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
  3001-10000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
 10001-30000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
 30001-100000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
100001-300000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
300001-1000000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   1000000+
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------


                    PRICING CHART FOR CLIENT/SERVER PRODUCTS

CLIN  0003B  SERVER PRODUCT NAME(S):
                                     ---------------------------------
                         Version -------------------------------------
                         Platform ------------------------------------
                         Oper. Sys. ----------------------------------



                                      FEES

                           Server   Server
                           New         Legacy         Client Annual Maintenance        Client Annual Support
 Quantity        Users     Users  Level I  Level II  Level III  Level I  Level II Level III
SLIN             A         B        C         D           E        F        G         H
     1-3
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
     4-10
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
    11-30
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
    31-100
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   101-300
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   301-1000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
  1001-3000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
  3001-10000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
 10001-30000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
 30001-100000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
100001-300000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
300001-1000000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   1000000+
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------


                       PRICING CHART FOR DESKTOP PRODUCTS

CLIN  0004          PRODUCT NAME(S):
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------



                                      FEES

                 New       Legacy     Annual  Maintenance       Annual Support
Quantity         Users     Users      Level I     Level II     Level II     Level I     Level II   Level III
CLIN              A          B          C           D             E           F           G           H
     1-3
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
     4-10
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
    11-30
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
    31-100
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   101-300
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   301-1000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
  1001-3000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
  3001-10000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
 10001-30000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
 30001-100000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
100001-300000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
300001-1000000
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
   1000000+
                 ---------  ----------  ----------  ----------  ----------  ----------  ---------  ---------


Pricing for software is based upon accumulated discounts across ALL orders. Once a discount plateau has been passed all orders will be priced at the next plateau. Not all plateaus need have new prices.

Order Number NXXX-9500001

Note: First order for 100 New User Licenses and 300 Legacy Users will be priced at:

CLIN 0004A (New Users - 3 @ $100, 7 @ $95, 70 @ $90 and 20 @ $85) Total New
Users $8,765
CLIN 0004B (Legacy Users - 3 @ $65 and 297 $ $50)                Total Legacy
$15,045
                                                                    Total Order:
$23,810
DFAS pays $23,810 for Order Number: NXXX-9500001

Order Number NXXX-9500002
Note: Second order for 150 New User Licenses, 50 Legacy User Licenses and 400 Level I
Maintenance:
CLIN 0004A (New Users - 150 @ $80)                       Total New Users $12,000
CLIN 0004B (Legacy Users - 50 @ $50)                        Total Legacy  $2,500
CLIN 0004C (Level I Maintenance - 3 @ $55,
           397 @ $50)                                Total Lev. I Maint. $20,015
                                                             Total Order $34,515

DFAS pays $34,515 for Order Number: NXXX-95000002

SECTION C    DESCRIPTION/SPECIFICATION


                             STATEMENT OF WORK FOR
                          DEPARTMENT OF DEFENSE (DoD)
                          ENTERPRISE SOFTWARE LICENSES

1.0    INTRODUCTION

1.1 PURPOSE. This acquisition will establish Basic Ordering Agreement (BOAs) for Enterprise Software Licenses which provide DoD the rights to copy, distribute, and use multiple copies of in-production Commercial-Off-The-Shelf
(COTS) computer software products at any location.

       It is part of a larger program aimed at managing DoD's Information Technology (IT) assets. Initially, orders from BOAs established from this acquisition may be supported by traditional paper-based processes. These BOAs are being established to test the enterprise licenses concept, act as an Electronic Commerce/Electronic Data Interchange (EC/EDI) prototype, and position DoD for Software Asset Management on its inventory and investment of COTS software. As an EC/EDI initiative, the BOAs will be supported, as soon as the mechanism(s) can be created, with an automated/electronic distribution, and tracking infrastructure.

1.2 OBJECTIVES. This requirement supports a DoD program with the following objectives:

       a. Reduce the DoD's inventory of unused COTS software and documentation.

       b. Decouple DoD's COTS software needs from traditional shrinkwrap marketing strategies so that DoD users can acquire COTS software packages and documentation on the media, quantity, and delivery response time required. Delivers only the number of physical products needed, and supports the purchase of shrink-wrapped products only where needed.

       c. Provide the rights to distribute software to implement Electronic Software Distribution.

       d.     Improve DoD's COTS software inventory and investment tracking.

       e. Prepare DoD to manage COTS software by usage, and make unused/seldom used COTS products available within the organization, Agency or DoD.

       f. Provide COTS software products which are undergoing normal market driven forces, (i.e. user driven upgrade, packaging, platform, and conformance with standards, etc.)

       g. Maintain decision making for budgeting, and identification of requirements at the local level.

       h. Establish a standard infrastructure for ordering from users to vendors, minimize the numbers of ordering offices to the users and vendors, and provide the tools for notifying Users of changes, upgrades, versions, fixes, etc., and make those tools available to vendors for marketing or management purposes.

1.3 BACKGROUND. The Defense Information Systems Agency (DISA) acquires, manages, operates, and maintains many of the DoD Information Technology (IT) resources. DISA is tasked to sustain the war-fighting capabilities of the DoD through information technology service and support, and to design and develop the Defense Information Infrastructure (DII). Over many years, the Military Departments (MILDEPs) and Defense Agencies have acquired and accumulated a large base of COTS software packages from a number of vendors through various procurement means. The need to consolidate and downsize has forced the DoD to consider innovative ways to improve the flexibility of its software licenses, eliminate cumbersome contract vehicles, reduce procurement overhead, and make more effective use of the installed base.

1.4 BOA GOALS. Goals of the program are to maintain the technical level of already installed products as the products are upgraded. New requirements, except those determined to be substantially equal to an upgrade, will be directed to competitive acquisitions. Those new requirement exceptions deemed appropriate for this program will be handled either by: 1) award to the lowest priced offeror in the same functional area, or 2) treated as an upgrade to an existing installed base of product(s) if adequately documented to conform with then existing "Brand Name" or "Sole Source" documentation requirements.

Additionally, DOD's goal is to implement flexible, concurrent usage licensing for COTS products which provides the capability for DOD to share usage on a time or location/machine basis, and reuse licenses by distributing unused or inactive licenses to active users. This capability requires the licenses to be fungible, and that DOD have the capability to add and pay for new licenses in an on-demand mode.

2.0 SCOPE. The scope of any BOAs awarded resulting from this acquisition is for ALL of the Federal Government. This acquisition supports all COTS software currently in DoD's inventory, and provides a vehicle for access to vendor-developed competitive software (i.e. updates, versions, modifications, enhancements, improvements, additions, and new releases, etc.) to a COTS software product. DOD may choose to limit use to DOD and its community as a "Proof of Concept", and then open ordering to all Federal Agencies.

3.0 GENERAL REQUIREMENTS. This BOA grants DoD a license to copy and distribute computer software products to users within the Federal Government. Deliverables include computer software, documentation, and maintenance for the projected system life of five (5) years, a base year plus four (4) one-year options to extend.

4.0 TERM. This "Agreement" shall commence on the date upon which the BOA is executed by both parties ("Effective Date"), and will continue for a period of five years from the Effective date; provided, however, that this Agreement shall be reviewed annually prior to the anniversary of the Effective Date and revised to conform with all requirements of statutes, Executive Orders, FARs, and DFARs.

5.0 DELIVERY OF MASTER COPIES. The contractor shall deliver Master Copies of software and documentation in the quantity and media described below. Master Copies will be used by the DoD to distribute products on media, quantities and delivery schedule requested by the user. In the event distribution is by other than DoD/Government facility, then copies of the Master Copies shall be provided to the distribution facility for distribution limited to specific DoD orders and users.

5.1 SOFTWARE. The Vendor shall provide three copies of its COTS software offered. Copies shall be provided on Compact Disk Read Only Memory (CDROM). If CDROM is NOT a normal delivery media for the product, then a mutually agreed to alternative media shall be used.

5.2 DOCUMENTATION. The Vendor shall provide three copies of user documentation for each product offered. One copy of documentation shall be delivered on CDROM for electronic distribution, camera-ready media for preparation for printing, and on print-ready media (i.e. plates, camera output, etc.)

6.0 LICENSE REQUIREMENT

6.1 GENERAL TERMS. This acquisition grants DOD a license to copy and distribute computer software products to users within the Federal Government. The offeror shall grant the DOD a license restricted for use within the DOD and its community of support, the software furnished in its form/structure (i.e. object code, mixed object and source, etc.) normally provided in the offeror's COTS marketplace, documentation and related materials, and a one-year warranty to include all enhancements, improvements, modifications, updates, versions, additions, releases, (e.g. any derivative works competitive with the original software offered.)

6.1.1 REUSABLE/TRANSFERRABLE LICENSES. Individual licenses shall be granted to the Department of Defense for general use within the Department and its community of interest. These individual licenses shall be transferrable within that community of interest for use by an individual client or server. Transference of the license(s) already paid for shall be without express offeror's consent, and cost to the Department. DOD will ensure that only one user will use a license at any given time, or that there are sufficient paid licenses for its average user load. Use in excess of this average load shall require separately paid licenses.

6.1.2 ALTERNATIVE COPY USE. Individual users may use the licensed software on a second computer, when away from user's normal duty station, and for Government business only, provided the software is not used on more than one computer at a time.

6.2 RIGHT TO COPY AND DISTRIBUTE. This BOA gives to the DoD the right to copy, distribute, and use multiple copies of one or more in-production computer software products at any of its operational locations for a specified period of time. DoD intends to distribute copies of the computer software and documentation using multiple media. Internal distribution within the DoD will be accomplished by the DoD Software Distribution Center and its designated support activities. The DoD reserves the right to use in perpetuity and out-of-production version of the computer software offered and the right to copy any or all portions of the computer software.

6.3 FEES. Three prices shall be submitted for each product. For client server software, prices shall be submitted for the server, individual users, and annual maintenance. For desktop, software two prices shall be submitted, one-time perpetual licenses, and annual maintenance. If credit is provided for legacy purchases then a separate pricing chart shall be submitted for each product for which legacy credit is offered.

6.3.1 INITIAL FEES. All fees shall be based as discounts upon an initial fee ("Basis fee shall be equal to or lower than the fees offered under a GSA Schedule or other DoD sponsored contract. The prices offered under the BOA shall reflect equal or lower prices when compared to the Basis Fee source for an essentially equal order.

6.3.2 CREDIT FOR LEGACY COPIES. Offerors are encouraged to offer credit for copies of the software already purchased (legacy software). Credit for legacy software may be given as a fixed maximum or provided as a rolling total based upon user certification. Legacy software allowed credit shall be priced at the Maintenance/Upgrade Fee. Offerors providing credit for legacy (previous/current versions) may indicate by setting discounted prices for the quantity of copies offerors wishes to provide credit.

6.3.3 PRICING OF FOLLOW-ON UPGRADES. All software ordered from a BOA resulting from this acquisition shall be allowed credit as legacy software and future priced as Maintenance.

6.3.4 PRICING OF DOCUMENTATION. The Contractor shall provide a separate fee for documentation. Distribution of documentation shall be fulfilled by ordering directly from offerors or by DoD via its electronic distribution (BBS) as defined in specific user order requirement(s).

6.4 PAYMENT OF FEES. For the first year of this BOA, DoD will consolidate ordering information and pay quarterly for the products delivered during the quarter. For all option years, only New user fees will be consolidated and paid quarterly. Orders for annual maintenance will be consolidated and paid annually.

6.5 DOCUMENTATION OF PAYMENT (PERIODIC REPORTING). Payment will be accompanied with a report containing the following information:

     a. What was ordered (fee and/or product type);

     b. Quantities ordered;
     c. Ordering Organization and name of point of contact;
     d. Delivery locations/address
     e. Warranty start date (per product and order);
     f. When order was submitted and processed;
     h. When order was received by the user or receiving office.
     i. Assigned License Identification/Serial number

6.6 LENGTH OF AGREEMENT. This agreement is for five (5) years.

7.0 OPTIONAL SOFTWARE DISTRIBUTION REQUIREMENT

In the event the Government is not able to distribute products, the contractor is encouraged to offer distribution services. The contractor shall provide all facilities needed to support reproduction, shipping, and tracking of the ordered products. Distribution shall be for any of the modes or media listed below.

7.1 COPYING (MACHINE READABLE). The contractor shall provide copies of the COTS software in the following minimum machine readable formats:

    5 1/4 inch 360 Kb diskettes
    5 1/4 inch 1.2 Mb diskettes
    3 1/2 inch 700 Kb diskettes
    3 1/2 inch 1.4 Mb diskettes
    CD ROM
    Electronic Bulletin Board (or Other Electronic Communications)

7.2 PAPER COPIES OF DOCUMENTATION. Documentation shall be available and separately orderable from the software. All documentation shall be the latest version available for the specific software offering. The contractor shall provide all facilities to reproduce and ship. All requests for documentation will be bound before distribution. Format and form of documentation shall be the responsibility of the contractor to maximize savings.

7.3 SHIPPING OF HARDCOPY. The offeror shall deliver products within 14 calendar days from receipt of an order for shipments within Continental US (CONUS). Completion of shipping shall be determined by whichever date is earliest: date invoice is signed by recipient, or date shown by shipper's records as received. All shipping shall be FOB destination. Outside CONUS shall be delivered to a CONUS transhipment point identified in the order if not otherwise identified herein.

7.4 SHIPMENT TRACKING. The contractor shall provide a mechanism and all facilities necessary for the tracking of product shipments. Tracking information shall be provided to FISC Philadelphia and DISA/JIEO/CFS/TXIU 5600 Columbia Pike, Suite 800, Falls Church VA 22041, in an electronic and paper format. Additional details on format and locations at FISC Philadelphia will be confirmed at award. Details on date, Times report media and report frequency to be mutually agreed to at award. At a minimum, the contractor shall provide:

     a. What was ordered (fee and/or product type);
     b. Quantities ordered;
     c. Ordering Organization and name of point of contact;
     d. Delivery locations/address;
     e. License Number(s) associated with products for each order;
     f. Warranty start date (per product and order);
     g. When order was submitted and processed;
     h. When order was received by the user or receiving office.

7.5 CORRECTIVE SHIPMENTS. The offeror shall provide a mechanism and all facilities necessary to follow-up and correct all late deliveries. Corrective shipments shall be completed within 30 calendar days of notification of problem. The offeror shall correct errors caused by media quality, copying errors, damage in shipping, and incorrect locations and quantities within seven calendar days after notification (e.g., phone or written). All products shall be warranted for these errors for one year from receipt by the Government.

7.6 QUALITY ASSURANCE. The contractor shall provide a mechanism and all facilities necessary to correct errors caused by media quality, copying errors, damage in shipping, and incorrect locations and quantities within 14 calendar days. All products shall be warranted for these errors for one year from receipt by the Government.

8.0 WARRANTY AND MAINTENANCE. The Offeror shall provide a one-year warranty at no charge to the Government for software products ordered from an award resulting from this acquisition. The Warranty shall provide users access to bug fixes, revisions, new releases, versions, and upgrades of a product. The warranty period shall apply to products resulting from specific orders, and begin with DoD acceptance of the product. At the close of the one year warranty period, the offeror shall provide extended warranty services for the Government to order at its option via Annual Maintenance charges. For products delivered under the DOD distribution, fulfillment of the Warranty and Maintenance requirements shall consist of delivery of revised Product Masters to the DOD defined distribution hub.

This warranty does not guarantee that the computer software will meet DOD's requirements, that the software will operate in the combinations which DOD may select for use, that the operation of the software will be uninterrupted or error-free, or that all software errors will be corrected. Except for the media warranty contained herein, if DOD does not obtain Maintenance, the software is delivered "as is".

8.1 ANNUAL MAINTENANCE. All software shall be offered with prices for Annual Maintenance. Annual maintenance shall consist of that service normally provided by the offeror Pricing for this maintenance can be in several different levels, depending on the offeror's normal pricing and service. Level I maintenance shall provide users of a product purchased under this agreement or a legacy user the right to access to bug fixes, revisions, new releases, versions, and upgrade of a product for one year. Maintenance charges shall be allowed starting after the one year warranty period, or at any time for a legacy user.

8.2 SOFTWARE PRODUCTS COVERED. Products covered under this warranty and any ensuing maintenance orders are all offeror developed competitive software (i.e. updates, bug fixes, modifications, enhancements, improvements, additions, versions, and new releases, etc.) to a COTS software product already offered under this agreement.

8.3 TELEPHONE HOT LINE SUPPORT. In the event offeror provides Telephone Hot Line Support, then this support shall be included in the one year Warranty maintenance, and Level I maintenance for ensuing years.

8.4 REMEDIES. For any breach of the warranties. DOD's remedy shall be:

8.4.1 FOR COMPUTER SOFTWARE. The correction of computer software that cause breach of the warranty, or if the contractor is unable to make the computer software operate as warranted, DOD shall be entitled to recover the fees paid to contractor for the computer software license Maintenance, as applicable.

8.4.2 FOR MEDIA. The replacement of defective media within 14 calendar days of notification to the contractor.

8.4.3 FOR SERVICES. The reperformance of the services, or if contractor is unable to perform the services as warranted, DOD shall be entitled to recover the fees paid to contractor for the deficient services.

9.0 UPDATE AND MAINTENANCE OF ELECTRONIC CATALOGS. The offeror shall provide contract Clin description, pricing information for use in Electronics Catalogs. Offerors shall translate the data into an ANSII X.12 and DOD convention for an EDI 832 transaction format, and transmit the data to the DOD catalog management facility which will be defined at execution. In the event EDI capability is not available to the offeror, then a mutually agreed to alternative method shall be used. Data shall be submitted for each product and/or price change proposed throughout the life of the contract.

10.0 ELECTRONIC DATA

DoD will use an electronic system to process requisitions, create orders, and present products and prices to customers. To support this Electronic Shopping System, contractors shall provide product description and pricing data in the electronic format provided in Attachment XX to Naval Computer and Telecommunications Station - Jacksonville (NCTS-JAX) (address to follow). Delivery of the electronic data is mandatory before electronic orders may be processed. In the event the contractor does not have electronic order processing capability, then the Government shall process orders in accordance with Section H.

                              EXPLANATION OF TERMS

"COMMERCIAL CONTRACTOR" shall mean commercial business concerns, under contract with any DoD Military Department or Defense Agency, who furnish to the Contractor written evidence that the military department or agency has authorized them to procure from this BOA.

"COMPUTER SOFTWARE" shall mean a licensed proprietary computer software program in machine readable object code from the Contractor.

"CONCURRENT USAGE LICENSE/SEAT" shall mean a software license with multiple users, but no more than one user at any given time.

"DATA PROCESSING CENTER" shall mean a facility that includes people, hardware, and software organized to provided information processing services. Also synonymous with Computer Center (CC), Data Processing Installation (DPI), and Information Processing Center (IPC).

"DOCUMENTATION" shall mean a computer program systems, user, and installation manuals.

"DoD SUPPORT COMMUNITY" shall mean the community of organizations for which DoD provides direct support (i.e. North Atlantic Treaty Organization, joint operations in multinational tactical operations.

"ENTERPRISE SOFTWARE LICENSE" shall mean a license that allows the designee licensee to copy, distribute, and use multiple copies of one or more in-production computer software products at any of its operational locations for a specified period of time.

"IN-PRODUCTION" shall mean a computer program for which the Contractor currently offers licenses and maintenance to its general commercial customers.

"MAINTENANCE" shall mean maintenance and support for a computer program to include telephone assistance in the operation of the computer program, verification of existing errors and malfunctions, and the provision of any existing detours, fixes, corrections, or modifications for such errors and malfunctions.

"NETWORK" shall mean multiple workstations accessing a single mass storage device, file server, or mainframe computer.

"NETWORK PERFORMANCE" shall mean a process that examines the balance between network response time and throughput, and how it affects overall systems performance.

"OPERATIONAL LOCATION" shall mean where the user performs mission functions.

"OUT-OF-PRODUCTION" shall mean a computer program for which licenses are no longer available and for which the Contractor no longer offers maintenance to its general commercial customers.

"SEAT/CONCURRENT USAGE LICENSE" shall mean a software license for a client/seat with multiple users, but no more than one user at any given time.

"UPDATE" shall mean a change in the machine readable object code of the licensed proprietary computer software program provided by the Contractor.

"USER" shall mean any employee of DoD cabinet level, independent agency, military department or any subdivision thereof. The computer program software may be used by any of the users defined above; as well as, Commercial Contractors, and hardware when intra-interapplication unattended functions are performed.

"CONTRACTOR" shall mean any offeror proposing as a prime contractor or subcontractor to this acquisition.

"VERSION" shall mean computer software compiled or assembled to operate on a unique computer hardware architecture.

REQUIRED STANDARD OF WORKMANSHIP (FISC DET PHILA)(OCT 1992)

Unless otherwise specifically provided in this contract, the quality of all services rendered hereunder shall conform to the highest standards in the relevant profession, trade or field of endeavor. All services shall be rendered by or supervised by individuals fully qualified in the relevant profession, trade or field, and holding any licenses required by law.

SECTION D  MARKING AND PACKING

MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS) (FISC DET PHILA)(OCT 1992)

Marking shall be in accordance with ASTM D-3951-90 "Standard Practice for Commercial Packaging".

PROHIBITED PACKING/PACKAGING MATERIALS (FISC DET PHILA)(OCT 1992)

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hydroscopic or non-neutral material) is prohibited. In addition, loose fill polystyrene is prohibited for shipboard use.

SECTION E  INSPECTION AND ACCEPTANCE

The following clauses are hereby incorporated into section E by reference:

52.246.2  Inspection of Supplies - Fixed Price (JUL 1985)
52.246.4  Inspection of Services - Fixed Price (FEB 1992)

INSPECTION AND ACCEPTANCE (DESTINATION) (NAVSUP) (JAN 1992)

(a) Inspection and acceptance of the supplies or services to be furnished hereunder shall be performed at destination by ___*___
__________________________.

TO BE DESIGNATED ON INDIVIDUAL TASK ORDERS.

INSPECTION AND ACCEPTANCE (SERVICES) (FISC DET PHILA)(OCT 1992)

Inspection and acceptance of services to be furnished hereunder shall be made, upon completion of the services, by _______*_____________________.

TO BE DESIGNATED ON INDIVIDUAL TASK ORDERS

SECTION F DELIVERIES OR PERFORMANCE

The following clauses are hereby incorporated into section F by reference:

Clause No.               Title
52.212-13      Stop Work Order (AUG 1989)
52.212-15      Government Delay of Work (APR 1984)
52.247-34      F.O.B. Destination (JAN 1991)

TRANSPORTATION OF SUPPLIES BY SEA (DFARS 252.247-7023) (DEC 1991)

(a) Definitions. As used in this clause--

     (1) Components means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

     (2) Department of Defense (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

     (3)  Foreign flag vessel means any vessel that is not a U.S.-flag vessel.

     (4) Ocean transportation means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

     (5) Subcontractor means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

     (6) Supplies means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

          (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

          (ii) Supplies includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

     (7) U.S.-flag vessel means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that-

     (1)  U.S.-flag vessels are not available for timely shipment;

     (2)  The freight charges are inordinately excessive or unreasonable; or

     (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

     (1)  Type, weight, and cube of cargo;

     (2)  Required shipping date;

     (3)  Special handling and discharge requirements;

     (4)  Loading and discharge points;

     (5)  Name of shipper and consignee;

     (6)  Prime contract number; and

     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

     (1)  Prime contract number;

     (2)  Name of vessel;

     (3)  Vessel flag of registry;

     (4)  Date of loading;

     (5)  Port of loading;

     (6)  Port of final discharge;

     (7)  Description of commodity;

     (8)  Gross weight in pounds and cubic feet if available;

     (9)  Total ocean freight in U.S. dollars; and

     (10) Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

     (1)  No ocean transportation was used in the performance of this contract;

     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

     (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

          Item                 Contract
        Description               Line Items     Quantity

Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

TIME OF DELIVERY (AFTER EFFECTIVE DATE) (FISC DET PHILA) (OCT 1992)

Delivery is required by the Government as follows:

Within     *       days after the effective date of contract.
       ---     ---

TO BE DESIGNATED ON INDIVIDUAL TASK ORDERS

PLACE OF DELIVERY: DESIGNATION (FISC DET PHILA) (OCT 1992)

(a) The articles to be furnished hereunder shall be delivered all transportation charges paid by the contractor to:

TO BE DESIGNATED ON INDIVIDUAL DELIVERY ORDERS

-------------------------------------------------------------------

-------------------------------------------------------------------

(b) Bids submitted on a basis other than F.O.B. destination will be rejected as nonresponsive and offers may be deemed unacceptable.

DURATION OF CONTRACT PERIOD (FISC DET PHILA)(JUN 1993)

This contract shall become effective on * or date of award whichever is later and shall continue in effect during the period ending * unless extended through exercise of an option or termination in accordance with other provisions herein. Additionally the Government may reduce the basic performance period to reflect any delay in the actual contract award date at the unit prices specified in Section B without further discussion.

* TO BE DESIGNATED ON INDIVIDUAL DELIVERY ORDERS

SECTION G   CONTRACT ADMINISTRATION DATA

SUBMISSION OF INVOICES IN CONTRACTS FOR ACQUISITION OF FEDERAL INFORMATION PROCESSING (FIP) RESOURCES, INCLUDING LEASE, MAINTENANCE, RENTAL AND/OR SUPPORT SERVICES (NAPS 5252.232-9003) (JULY 1992)

(a) The contractor shall submit original invoices with 4 copies to the address identified on the solicitation/contract award form (SF 26-Block 10; SF 33-Block 23; SF 1447-Block 14) unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the delivery order, including a named individual if applicable, for certification prior to payment.

(b) In addition to the information identified in the clause entitled "Prompt Payment" herein, invoices shall include the following information:
     (1) Contract line item number (CLIN)
     (2) Contract subline item number (SLIN), if applicable
     (3) Accounting classification reference number (ACRN)
     (4) Payment terms
     (5) Name and serial number of equipment provided or serviced (6) Total charges and, if applicable, the prompt payment discount

(C) The contractor shall submit invoices for basic monthly charges in the month following the month for which the charges accrue and not more than on a monthly basis. Payment for rental or services of less than one month's duration shall be prorated at 1/30th of the basic monthly charges for each calendar day.

CONTACT POINT (FISC DET PHILA)(OCT 1992)

For information regarding this document, please contact Mr. M.D. Byrne, Code 0211, at the Fleet Industrial and Supply Center Norfolk Detachment Philadelphia, Naval ICP, Bldg. 2B, 700 Robbins Ave., Phila, PA 19111. Tel. 215-697-9601.



SUBCONTRACTING PLAN - INCORPORATED (FISC DET PHILA)
(OCT 1992)

In accordance with FAR 19.702, the contractor has submitted a subcontracting plan which has been reviewed and approved by the contracting officer. The plan is hereby incorporated into this award as attachment I. The ACO is hereby delegated authority to monitor implementation of The Small Business and Small Disadvantaged Business Subcontracting Plan.

The Contractor shall provide a copy of all SF 294s, Subcontracting Reports for Individual Contracts, and SF 295s, Summary Subcontracting Reports, associated with the contract the NAVREGCONTCEN, U.S. Naval Base, Bldg 600, Philadelphia, PA 19112-5082.

FOR ALL ORDERS OVER $500,000

COMMUNICATIONS (FISC DET PHILA)(OCT 1992)

(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the Contractor's facilities or in any other manner communicates with Contractor personnel during the performance of this contract shall constitute a change under the "Changes" clause of this contract.

(b) The Contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.

(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and, notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer's. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The address and telephone number of the Principal Contracting Officer is:

James Swizewski
Fleet Industrial and Supply Center
  Norfolk Detachment Philadelphia
Naval ICP
Bldg. 2B
700 Robbins Ave.
Phila., PA 19111

Tel. 215-697-9630


TECHNICAL POINT OF CONTACT (FISC DET PHILA)(JUN 1993)

The following person is hereby designated the technical point of contact for this contract:

NAME: Mr. Don Black     CODE: TXIU

ACTIVITY: Defense Information Systems Agency

ADDRESS:



The above named individual is responsible for the following:

1. Alerting the contractor of any maintenance required outside the Principal Period of Maintenance (PPM) in Section B.

2.  Alerting the contractor of any remedial maintenance required during the PPM.

3. Alerting the contractor in writing, with a copy to the Contracting Officer, of any configuration reductions.

4. Verification/Certification of contractor invoices with special emphasis being placed on the amount and duration of any service calls which are charged by the length of hours worked i.e. maintenance outside the PPM.

5. Maintain a record of all credits due to the Government through the contractor's poor performance in responding to the service calls placed within the timeframes established herein.

6. Maintain a file on all correspondence relating to the contractor's performance, whether satisfactory or unsatisfactory.

7. The technical point of contact will not instruct the contractor on how to perform maintenance services.

The technical point of contact cannot give contractual direction to the contractor. This type of direction or change to the provisions of the contract may only be authorized by the Contracting Officer.

SECTION H  SPECIAL CONTRACT REQUIREMENTS

AUTHORITY TO ISSUE ORDERS

All Procuring Contracting Officers (PCO) within the Government are authorized to issue orders hereunder.

(Applicable to all orders)

ORDERING

Upon acceptance by the contractor as described below, each order becomes a separate contract for the supplies or services specified.

All orders issued hereunder are subject to the terms and conditions of the Basic Ordering Agreement, which shall control in the event of conflict with any order.

ORDERING PERIOD

The Government from time to time during the ordering period of this Basic Ordering Agreement, may place orders for services or supplies for delivery herein. Each order placed under this Basic Ordering Agreement shall be issued and processed in the manner provided herein.

PROCEDURES FOR ISSUING ORDERS

MANUAL ORDERS: The parties agree that orders issued under this BOA shall become binding when;

a) the Procuring Contracting Officer issues a unilateral order and the Contractor fails to reject, by telephone within 2 calendar hours, followed up in writing following the issuance of the order; or

b) the Contractor indicates his acceptance of the order by letter, telegram or signature on the contractual ordering form issued by the Procuring Contracting Officer.

(Applicable to all manual orders)

ELECTRONIC ORDERS: The parties agree that orders issued under this BOA shall become binding when;

a) the Procuring Contracting Officer issues an order using the appropriate electronic data interchange transaction.

b) the Contractor indicates receipt and acceptance of the appropriate electronic data interchange transactions within 24 hours.

TYPE OF ORDERS

Priced Orders will be issued under this when the parties have agreed upon all the terms of the order before issuance. Priced Orders shall describe the supplies and services being ordered, prices, delivery schedule, place of inspection and acceptance, preservation, packaging, together with such other specifics not covered in this BOA which are required to complete the order. The terms of orders so issued shall be complete and shall be binding obligations of the parties.

TERMS OF AGREEMENT

a) Orders may be issued hereunder for a period of one years beginning on the effective date shown on the cover page of this BOA, provided however, this agreement shall be reviewed as a minimum, annually, before the anniversary of its effective date, and revised to conform with all requirements of statutes. Executive Orders, FAR, DFAR, NAPS or the NAVSUPINST.

b) Orders issued during the effective period of this agreement and not completed with that time frame shall be completed by the Contractor within the time frame specified in the order and the rights and obligations of the Contractor and the Government respecting those orders shall be governed by the terms of this BOA to the same extent as if completed during the effective period of this BOA.

SECTION 1  CLAUSES AND PROVISIONS

CLAUSES AND PROVISIONS - FIXED-PRICE SUPPLY

a. The following solicitation provisions and/or contract clauses are hereby incorporated by reference:

     Clause No.                             Title
     52.202-1            Definitions (SEP 1991)
     52.203-5            Covenant Against Contingent Fees (APR 1984)
     52.203-6            Restrictions on Subcontractor Sales to the
                         Government (JUL 1985)
     52.203-7            Anti-Kickback Procedures (OCT 1988)
     52.232-1            Payments (APR 1984)
     52.233-3            Protest After Award (AUG 1989)
     52.243-1            Changes - Fixed Price (AUG 1987)
     252.203-7001        Special Prohibition on Employment (APR 1993)
     252.219-7009        Certificate of Competency (APR 1993)
     252.225-7031        Secondary Arab Boycott of Israel (JUN 1992)
     252.231-7000        Supplemental Cost Principles (DEC 1991)
     252-232-7006        Reduction or Suspension of Contract Payments
                         Upon Finding of Fraud (AUG 1992)
     52.203-1            Officials Not to Benefit (APR 1984)

52.203-3  Gratuities (APR 1984)
52.203-10 Price or Fee Adjustment for Illegal or
            Improper Activity (SEP 1990)
52.203-12 Limitation on Payments to Influence Certain
            Federal Transactions (JAN 1990)
52.203-13 Procurement Integrity - Service Contracting
            (SEP 1990)
52.204-1  Approval of Contract (DEC 1989)
52.204-2  Security Requirements (APR 1984)
52.209-6  Protecting the Government Interest when
            Subcontracting with Contractors Debarred,
            Suspended, or Proposed for Debarment
            (NOV 1992)
52.215-1  Examination of Records by Comptroller General
            (FEB 1993)
52.215-2  Audit-Negotiations (FEB 1993)
52.215-21 Changes or Additions to Make-or-Buy Program
            (APR 1984)
52.215-21 ALTERNATE I (APR 1984)
52.215-22 Price Reduction for Defective Cost of Pricing
            Data (JAN 1991)
52.215-23 Price Reduction for Defective Cost or Pricing
            Data Modifications (NOV 1994)
52.215-24 Subcontractor Cost or Pricing Data (NOV 1994)
52.215-25 Subcontractor Cost or Pricing Data -
            Modifications (NOV 1994)
52.215-26 Integrity of Unit Prices (APR 1991)
52.215-33 Order of Precedence (JAN 1986)
52.219-8  Utilization of Small Business Concerns and
            Small Disadvantaged Business Concerns
            (FEB 1990)
52.219-9  Small Business and Small Disadvantaged
            Business Subcontracting Plan (FEB 1995)
52.219-13 Utilization of Women-Owned Small Businesses
            (AUG 1986)
52.220-3  Utilization of Labor Surplus Area Concerns
            (APR 1984)
52.220-4  Labor Surplus Area Subcontracting Program
            (APR 1984)
52.222-20 Walsh-Healy Public Contracts Act (APR 1984)
52.222-26 Equal Opportunity (APR 1984)
52.222-28 Equal Opportunity Preaward Clearance of
            Subcontracts (APR 1984)
52.222-35 Affirmative Action for Special Disabled and

                         Vietnam Era Veterans (APR 1984)
     52.222-36      Affirmative Action for Handicapped Workers
                         (APR 1984)
     52.222-37      Employment Reports for Special Disabled
                         Veterans and Veterans in the Vietnam Era
                         (JAN 1998)
     52.223-2       Clean Air and Water (APR 1984)
     52.223-6       Drug-Free Workplace (JUL 1990)
     52.225-10      Duty-Free Entry (APR 1984)
     52.225-11      Restrictions on Certain Foreign Purchases
                         (MAY 1992)
     52.225-16      Buy American Act -- Supplies Under European
               Community Agreement Certificate (JAN 1994)
     52.225-17      Buy American Act -- Supplies Under European
               Community Agreement (JAN 1994)
     52.225-18           European Community Sanction for End Products
                         (JAN 1994)
     52.226-1       Utilization of Indian Organizations and
                         Indian-Owned Economic Enterprises (AUG 1991)
     52.227-1       Authorization & Consent (APR 1984)
     52.227-2       Notice & Assistance Regarding Patent and
                         Copyright Infringement (APR 1984)
     52.227-19      Commercial Computer Software -- Restricted
                         Rights (JUN 1987)
                         (c)(4)
                               ---------------------------
     52.229-5       Taxes-Contracts Performed in U.S. Possessions
                         or Puerto Rico (APR 1984)
     52.229-6       Taxes-Foreign Fixed-Price Contracts
                         (JAN 1991)
     52.232-8       Discounts for Prompt Payment (APR 1989)
     52.232-11      Extras (APR 1984)
     52.232-17      Interest (JAN 1991)
     52.232-23      Assignment of Claims (JAN 1986)
     52.232-25      Prompt Payment (SEP 1992)
                         (a)(6)(I)30 DAYS
                         (b)(2) n/a
52.232-28           Electronic Funds Transfer Payment Methods
                         (APR 1989)
     52.233-1       Disputes (DEC 1991)
     52.233-1       ALTERNATE I (DEC 1991)
     52-242-13      Bankruptcy (APR 1991)
     52.243-6       Change Order Accounting (APR 1984)
     52.243-7       Notification of Changes (APR 1984)
     52-248-1       Value Engineering (MAR 1989)

52.249-1  Termination for Convenience of the Government
               (Fixed-Price) (Short Form) APR 1984)
52-249-2  Termination for Convenience of the Government
               (Fixed-Price) (APR 1998)
52.249.8  Default (Fixed-Price Supply and Service)
               (APR 1984)
252.203-7000   Statutory Prohibitions on Compensation to
               Former Department of Defense Employees
               (DEC 1991)
252-203-7002   Display of DoD Hotline Poster (DEC 1991)
252-219-7003   Small Business and Small Disadvantaged Business
               Subcontracting Plan (DoD Contracts)
               (MAY 1994)
252.225-7005   Identification of Expenditures in the United
               States (DEC 1991)
252.225-7007   Trade Agreements Act (JAN 1994)
252.225-7009   Duty-Free Entry-Qualifying Country End Products
               and Supplies (DEC 1991)
252.225-7010   Duty-Free Entry - Additional Provisions
               (JAN 1994)
252.225-7012   Preference for Certain Domestic Commodities
               (MAY 1994)
252.227-7013   Rights To Technical Data and Computer Software
               (OCT 1988)
252.243-7000   Engineering Change Proposals (MAY 1994)
252.243-7000   ALTERNATE I (MAY 1994)
252.246-7000   Material Inspection and Receiving Report

CLAUSES AND PROVISIONS - FIXED PRICE SERVICE

The following solicitation provisions and/or contract clauses are hereby incorporated by reference:

     Clause No.                   Title

     52.202-1            Definitions (SEP 1991)
     52.203-5       Covenant Against Contingent Fees (APR 1984)
     52.203.6       Restrictions on Subcontractor Sales to the
                         Government (JUL 1985)
     52.203-7       Anti-Kickback Procedures (OCT 1988)
     52.232-1       Payments (APR 1984)
     52.233-3       Protest After Award (AUG 1989)

252.203-7001        Special Prohibition on Employment (APR 1993)
252.209-7009        Certificate of Competency (APR 1993)
252.225-7031        Secondary Arab Boycott of Israel (JUN 1992)
252.231-7000        Supplemental Cost Principles (DEC 1991)
252.232-7006        Reduction or Suspension of Contract Payments
                    Upon Finding of Fraud (AUG 1992)

52.203-1       Officials Not to Benefit (APR 1984)
52.203-3       Gratuities (APR 1984)
52.203-10      Price or Fee Adjustment for Illegal or Improper
                    Activity (SEP 1990)
52.203-12      Limitation on Payments to Influence Certain
                    Federal Transactions (JAN 1990)
52.203-13      Procurement Integrity - Service Contracting
                    (SEP 1990)
52.204-1       Approval of Contract (DEC 1989)
52.204-2       Security Requirements (APR 1984)
52.207-3       Right of First Refusal of Employment (NOV 1991)
52.209-6       Protecting the Government's Interest when
                    Subcontracting with Contractors Debarred,
                    Suspended, or Proposed for Debarment (NOV 1992)
52.215-1       Examination of Records by Comptroller General
                    (FEB 1993)
52.215-2       Audit-Negotiation (FEB 1993)
52.215-22      Price Reduction for Defective Cost or Pricing
                    Data (JAN 1991)
52.215-23      Price Reduction for Defective Cost of Pricing
                    Data-Modifications (NOV 1994)
52.215-24      Subcontractor Cost or Pricing Data (NOV 1994)
52.215-25      Subcontractor Cost or Pricing Data
                    Modifications (NOV 1994)
52.215-26      Integrity of Unit Prices (APR 1991)
52.215-33      Order of Precedence (JAN 1986)
52.219-8       Utilization of Small Business Concerns and Small
                    Disadvantaged Business Concerns (FEB 1990)
52.219-9       Small Business and Small Disadvantaged Business
                    Subcontracting Plan (FEB 1995)
52.219-13      Utilization of Women-Owned Small Business
                    (AUG 1986)
52.220-3       Utilization of Labor Surplus Area Concerns
                    (APR 1984)
52.222-3       Convict Labor (APR 1984)
52.222-20      Walsh-Healey Public Contracts Act (APR 1984)

52.222-26      Equal Opportunity (APR 1984)
52.222-28      Equal Opportunity Preaward Clearance of Subcontracts (APR 1984)
52.222-35      Affirmative Action for Special Disabled and Vietnam Era Veterans
                 (APR 1984)
52.222-36      Affirmative Action for Handicapped Workers (APR 1984)
52.222-37      Employment Reports for Special Disabled Veterans and
                 Veterans of the Vietnam Era (JAN 1988)
52.223-2       Clean Air and Water (APR 1984)
52.223-6       Drug-Free Workplace (JUL 1990)
52.225-10      Duty-Free Entry (APR 1984)
52.225-11      Restrictions on Certain Foreign Purchases (MAY 1992)
52.225-16      Buy American Act - Supplies Under European Community Agreement
                 Certificate (JAN 1994)
52.225-17      Buy American Act - Supplies Under European Community Agreement
                 Certificate (JAN 1994)
52.225-19      European Community Sanction for Services (JAN 1994)
52.226-1       Utilization of Indian Organizations and Indian-Owned Economic
                 Enterprises (AUG 1991)
52.227-1       Authorization and Consent (APR 1984)
52.227-19      Commercial Computer Software - Restricted Rights (JUN 1987)
52.228-5       Insurance - Work on a Government Installation (SEP 1989)
52.229-3       Federal, State, and Local Taxes (JAN 1991)
52.229-4       Federal, State, and Local Taxes (Noncompetitive Contract)
                 (JAN 1991)
52.229-5       Taxes - Contracts Performed in U.S. Possessions or Puerto Rico
                 (APR 1984)
52.229-6       Taxes - Foreign Fixed-Price Contracts (JAN 1991)
52.232-8       Discounts for Prompt Payment (APR 1989)
52.232-11      Extras (APR 1984)
52.232-17      Interest (JAN 1991)
52.232-23      Assignment of Claims (JAN 1986)
52.232-25      Prompt Payment (SEP 1992)
                 (a)(6)(I)30 DAYS
        (2) n/a
52.232-28      Electronic Funds Transfer Payment Methods (APR 1989)
52.233-1       Disputes (DEC 1991)
52.233-1       ALTERNATE I (DEC 1991)

52.237-2        Protection of Government Buildings, Equipment,
                     and Vegetation (APR 1984)
52.237-3        Continuity of Services (JAN 1991)
52.237-7        Indemnification and Medical Liability Insurance
                     (SEP 1989)
                     (a) per occurrence: _________________________
52.243-1        Changes - Fixed-Price (AUG 1987) - ALTERNATE I
                     (APR 1984)
52.243-1        Changes - Fixed-Price (AUG 1987) - ALTERNATE II
                     (APR 1984)
52.243-7        Notification of Changes (APR 1984)
52.248-1        Value Engineering (MAR 1989)
52.249-1        Termination for Convenience of the Government
                     (Fixed-Price)(Short Form)(APR 1984)
52.249-2        Termination for Convenience of the Government
                     (Fixed-Price)(APR 1984)
52.249-2        ALTERNATE II (APR 1984)
52.249-8        Default (Fixed-Price Supply and Service)
                     (APR 1984)
252.203-7000         Statutory Prohibitions on Compensation to
                     Former Department of Defense Employees
                     (DEC 1991)
252.203-7002         Display of DoD Hotline Poster (DEC 1991)
252.205-7000         Provision of Information to Cooperative
                     Agreement Holders (DEC 1991)
252.215-7000         Pricing Adjustments (DEC 1991)
252.215-7002         Cost Estimating System Requirements (DEC 1991)
252.225-7001         Buy American Act and Balance of Payments
                     Program
                     (JAN 1994)
252.225-7002         Qualifying Country Sources as Subcontractors
                     (DEC 1991)
252.225-7005         Identification of Expenditures in the United
                     States (DEC 1991)
252.225-7007         Trade Agreements Act (JAN 1994)
252.225-7009         Duty-Free Entry--Qualifying Country End
                     Products and Supplies (DEC 1991)
252.225-7010         Duty-Free Entry--Additional Provisions
                     (JAN 1994)
252.227-7013         Rights To Technical Data and Computer Software
                     (OCT 1988)
252.227-7018         Restrictive Markings on Technical Data

                   (OCT 1988)
   252.227-7027    Deferred Ordering of Technical Data or Computer
                   Software (APR 1988)
   252.227-7029    Identification of Technical Data (APR 1988)
   252.227-7030    Technical Data - Withholding of  Payment
                   (OCT 1988)
   252.227-7031    Data Requirements (OCT 1988)
   252.227-7036    Certification of Technical Data Conformity
                   (MAY 1987)
   252.227-7037    Validation of Restrictive Markings on Technical
                   Data (APR 1988)
   252.243-7000    Engineering Change Proposals (MAY 1994)
   252.243-7000    ALTERNATE I (MAY 1994)
   252.243-7001    Pricing of Contract Modifications (DEC 1991)
   252.246-7000    Material Inspection and Receiving Report
                   (DEC 1991)


REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY --
MODIFICATION (FAR 52.203-9)(NOV 1990)

(a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

            REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY --
                            MODIFICATION (NOV 1990)

     (1) I, [Name of certifier] am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

     (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of [Name of Offeror who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

     (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)
                                                  ---------------

---------------------

---------------------

                                                  ------------------------------

[Signature of the officer or employee responsible for the modification proposal and date]

                                    [Typed name of the officer or employee
-----------------------------------
responsible for the modification proposal]
*Subsections 27(a), (b) and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS a MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF a FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                             (End of Certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

PROCUREMENT AUTHORITY (FIRMR 201-39.5202-3)(OCT 90 FIRMR)

This acquisition is being conducted under * delegation of GSA's exclusive procurement
authority for FIP resources. The specific GSA DPA case number is   **   .

TO BE DESIGNATED ON INDIVIDUAL DELIVERY ORDERS

SECTION J   LIST OF EXHIBITS, ATTACHMENTS AND OTHER DOCUMENTS

Cybersource Price List

Here is a list of electronically delivered products as of 11/30/95. Prices and products subject to change without prior notice.

ADOBE SYSTEMS

ACROBAT READER........................................ (MACNET) $FREE

ACROBAT READER........................................ (WINNET) $FREE


ASSET INC.

ASSET DOCPARTS V1.0................................... (WINDOWNET) $124.99
     (VENDOR SUPPLIED DOC)


BLUE RIBBON SOFTWARE

CHRISTMAS BETWEEN FRIENDS DEMO V2.1................... (WINDOWNET) $FREE
     (ONLINE DOC INCLUDED SINGLE)
CHRISTMAS BETWEEN FRIENDS DEMO V2.1................... (WINDOWNET) $16.95
     (ONLINE DOC INCLUDED SINGLE)
JUST BETWEEN FRIENDS DEMO V2.1........................ (WINDOWNET) $FREE
     (ONLINE DOC INCLUDED SINGLE)
JUST BETWEEN FRIENDS DEMO V2.1........................ (WINDOWNET) $25.99
     (ONLINE DOC INCLUDED SINGLE)


BONZI SOFTWARE

MERGEFAX FOR WINFAX PRO V3.0.......................... (WINDOWNET) $54.95
     (SINGLE, ONLINE DOC)
VOICE E-MAIL FOR AOL V3.0............................. (WINDOWNET) $29.95
     (SINGLE, ONLINE DOC)
VOICE E-MAIL FOR EUDORA V3............................ (WINDOWNET) $29.95
     (SINGLE, ONLINE DOC)
VOICE E-MAIL FOR NETSCAPE V3.0........................ (WINDOWNET) $29.95
     (SINGLE, ONLINE DOC)
VOICE E-MAIL FOR WINCIM V3.0.......................... (WINDOWNET) $29.95
     (SINGLE, ONLINE DOC)
VOICE E-MAIL PLAYER V3.0.............................. (WINDOWNET) $FREE
     (SINGLE, ONLINE DOC)


CHECKFREE

CHECKFREE FOR WINDOWS V1.OR2.......................... (WINDOWNET) $FREE
     (UPDATED FILES FREE SOFTWARE)




                                                                    Attachment I

CLARIS

CLARIS ORGANIZER V1.O SINGLE..................................(PWRMACNET) $47.00
     (FOR MAC AND POWERMAC)


COGNITIVE TECHNOLOGY CORP.

CUNEIFORM PRO V. 1.21..........................................(WINDOWNET) $FREE
     (15 Day FREE TRIAL)


COMMON GROUND SOFTWARE

COMMON GROUND V2.2.............................................(WINDOWNET) $FREE
     (30 DAY TRIAL SINGLE NO-DOC)
COMMON GROUND V2.0...........................................(WINDOWNET) $139.95
     (SINGLE NO-DOC)


DATA-TRAK INC.

ATLAS EQUIPMENT MANAGER CLASSIC V3.0.........................(WINDOWNET) $445.50
     (ON-LINE DOC AVAILABLE)
ATLAS EQUIPMENT MANAGER DEMO V3.0..............................(WINDOWNET) $FREE
     (ON-LINE DOC AVAIL., SAVE DISABLED)
ATLAS EQUIPMENT MANAGER LITE V3.0............................(WINDOWNET) $133.99
     (ON-LINE DOC AVAILABLE)
ATLAS EQUIPMENT MANAGER PR V3.0.............................(WINDOWNET) $1344.99
     (ON-LINE DOC AVAILABLE)


ESPRIT SOFTWARE CORPORATION

MONEYFIND FOR SMALL BUSINESSES................................(WINDOWNET) $31.95
     (NO-DOC)
SCHOLARSHIPS FOR WINDOWS V95.2................................(WINDOWNET) $31.95
     (NO-DOC)


EXCELLER SOFTWARE CORPORATION

GILBERT'S DICT. OF LEGAL TERMS V4.0...........................(WINDOWNET) $34.97
     (SINGLE NO-DOC)


FARALLON

SW400P TIMBUKTU PRO V1.0 .......................  (MACNET)       $FREE
  (DEMO)

FINGERTIP SOFTWARE

3-D KEYBOARD V2.4 ..............................  (WINDOWNET)    $15.99
  (ON-LINE DOC)

FRACTAL DESIGN

PAINTER DEMO V3.0 ..............................  (WINDOWNET)    $FREE
  (NO-DOC (SAVE DISABLED))

FTP

EXPLORE INTERNET 1 USER V2.0 ...................  (WINDOWNET)    $36.00
  (SINGLE NO-DOC)

EXPLORE INTERNET 10 USER V2.0 ..................  (WINDOWNET)    $294.39
  (SINGLE NO-DOC)

EXPLORE INTERNET 5 USER V2.0 ...................  (WINDOWNET)    $163.18
  (SINGLE NO-DOC)

INTERDRIVE 95 V1.0 .............................  (WIN-32NET)    $172.65
  (NO-DOC SINGLE)

KEYVIEW FOR WINDOWS ............................  (WINDOWNET)    $FREE
  (DEMO COPY)

KEYVIEW FOR WINDOWS ............................  (WINDOWNET)    $75.20
  (SINGLE USER LICENSE)

KEYVIEW FOR WINDOWS DEMO V4.1A .................  (WINDOWNET)    $FREE
  (NO-DOC (30-DAY TRIAL))

ONNET FOR WINDOWS V2.0 .........................  (WINDOWNET)    $304.95
  (NO-DOC)

PC/TCP ONNET KERNEL V2.0 .......................  (DOSWINNET)    $138.39
  (FOR DOS/WINDOWS SINGLE NO DOC)

FUNDAMENTAL OBJECTS INC

FOCOACH V1.0 ...................................  (WINDOWNET)    $69.00
  (ON LINE HELP AND SAMPLES)

GRYPHON SOFTWARE CORP.

MORPH DEMO V2.5 ................................  (WINDOWNET)    $FREE

HATTERAS SOFTWARE INC.

CONVERSIONWIDGETS$V1.0........................... (OS/2NET)      $300.00
     (SINGLE ON-LINE DOC)
CONVERSIONWIDGETS$V1.0........................... (WINDOWNET)    $300.00
     (SINGLE ON-LINE DOC)


HAWKNET
NETREPORT........................................ (WINDOWNET)    $495.00
     (NETWARE)
NETREPORT PRO.................................... (WINDOWNET)    $895.00
     (NETWARE)


IBM
LANGUAGEWARE PARTS 1 USER V1.0................... (OS/2NET)      $199.00
     (SINGLE, ON-LINE DOC)
LANGUAGEWARE PARTS 10 USER V1.0.................. (OS/2NET)      $450.00
     (SINGLE + 9 LICENSES ON-LINE DOC)
LANGUAGEWARE PARTS 100 USER V1.0................. (OS/2NET)     $2000.00
     (SINGLE + 99 LICENSES ON-LINE DOC)
LANGUAGEWARE PARTS 1000 USER V1.0................ (OS/2NET)     $8500.00
     (SINGLE + 999 LICENSES ON-LINE DOC)
LANGUAGEWARE PARTS INTL PACK V1.0................ (OS/2NET)      $675.00
     (10 USR (SINGLE + 9 LIC) ON-LINE DOC)
LANGUAGEWARE PARTS INTL PACK V1.0................ (OS/2NET)     $3000.00
     (100 USR (SINGLE + 99 LIC) ON-LINE DOC)
LANGUAGEWARE PARTS INTL PACK V1.0................ (OS/2NET)    $12750.00
     (1000 USR (SINGLE + 999 LIC) ON-LINE DOC)
LANGUAGEWARE PARTS INTL PACK V1.0................ (OS/2NET)      $299.00


ICL
EMBLA - PC MAIL MANAGER DEMO V1.1C............... (WINDOWNET)      $FREE
     (SINGLE ON LINE DOC)
EMBLA - PC MAIL MANAGER V1.1C.................... (WINDOWNET)     $99.00
     (1 USER ON LINE DOC)
EMBLA - PC MAIL MANAGER V1.1C.................... (WINDOWNET)    $699.00
     (10 USE ON LINE DOC)
EMBLA - PC MAIL MANAGER V1.1C.................... (WINDOWNET)   $4999.00
     (100 USER ON LINE DOC)

EMBLA - PC MAIL MANAGER V1.1C ............................ (WINDOWNET)  $1649.00
     (25 USER ON LINE DOC)
EMBLA - PC MAIL MANAGER V1.1C ............................ (WINDOWNET)   $399.00
     (5 USER ON LINE DOC)
EMBLA - PC MAIL MANAGER V1.1C ............................ (WINDOWNET)  $2999.00
     (50 USER ON LINE DOC)
EMBLA - the PC Mail Manager 10 User ...................... (WINDOWNET)   $699.00
     (IMAP Mail Client for Windows)
EMBLA - the PC Mail Manager DEMO ......................... (WINDOWNET)     $FREE
     (IMAP Mail Client for Windows)
EMBLA LITE - PC MAIL MANAGER V1.1C ....................... (WINDOWNET)    $38.95
     (POP MAIL CLIENT 1 USER ON LINE DOC)
EMBLA LITE - PC MAIL MNGR DEMO V1.1C ..................... (WINDOWNET)     $FREE
     (SINGLE ON LINE DOC)
EMBLA lite - 30 day  trial ............................... (WINDOWNET)     $FREE
     (POP Mail Client for Windows)


IMAGES OF NATURE

IMAGES OF NATURE SCREEN SAVER V2.0 ....................... (WINDOWNET)    $29.95
     (NO-DOC)


IMAGINATION NETWORK

FULL PACKAGE ............................................. (DOSNET)        $FREE
     (15 MB download - 10 free hours)
STARTER KIT .............................................. (DOSNET)        $FREE
     (1.5 MB download - 5 free hours)


INTERCON

Interprint ............................................... (MAC/PMNET)   $149.00

Interprint DEMO .......................................... (MAC/PMNET)     $FREE

NFS/Share ................................................ (MAC/PMNET)   $229.00

NFS/Share DEMO ........................................... (MAC/PMNET)     $FREE

TCP/Connect II v2.1.2 Extended ........................... (MAC/PMNET)   $375.00

TCP/Connect II v2.1.2 Extended ........................... (MAC/PMNET)     $FREE
     (DEMO)
TCP/Connect II v2.1.2 Remote ............................. (MAC/PMNET)   $149.00

INTERGRAPH

PC-NFS FOR WIN-NT V2.1 ...................................  (WIN-32NET)  $310.00
  (NO-DOC SINGLE)

IS INTERNATIONAL INC

VISIIPARTS - DEMO ........................................  (OS/2NET)      $FREE
  (SINGLE ON-LINE DOC)
VISIIPARTS - OS/2 TEAM V2.0 ..............................  (OS/2NET)    $595.00
  (SINGLE ON-LINE DOC-HARDCOPY OPTION)
VISIIPARTS - WIN SINGLE USER V2.0 ........................  (WINDOWNET)  $395.00
  (SINGLE ON-LINE DOC-HARDCOPY OPTION)
VISIIPARTS - WINDOWS TEAM V2.0 ...........................  (WINDOWNET)  $595.00
  (SINGLE ON-LINE DOC-HARDCOPY OPTION)
VISIIPARTS OS2 SINGLE USER V2.0 ..........................  (OS/2NET)    $300.00
  (SINGLE ON-LINE DOC-HARDCOPY OPTION)


LPS CONSULTING SERVICES

ODBTALK FOR VISUAL SMALLTALK V2.2A .......................  (WINDOWNET)  $399.00
  (SINGLE ON-LINE DOC)
ODBTALK FOR VISUALAGE 2.5 ................................  (OS/2NET)    $399.00
  (SINGLE ON-LINE DOC)
ODBTALK FOR VISUALAGE DEMO ...............................  (OS/2NET)      $FREE
  (SINGLE ON-LINE DOC)
ODBTALK FOR VISUALAGE DEMO ...............................  (WINDOWNET)    $FREE
  (SINGLE ON-LINE DOC)
ODBTALK FOR VISUALAGE V2.5 ...............................  (OS/2NET)    $399.00
  (SINGLE ON-LINE DOC)
ODBTALK FOR VISUALSMALLTALK DEMO .........................  (WINDOWNET)    $FREE
  (SINGLE ON-LINE DOC)
ODBTALK FOR VISUALWORKS DEMO .............................  (WINDOWNET)    $FREE
  (SINGLE ON-LINE DOC)
ODBTALK FOR VISUALWORKS V2.5A ............................  (WINDOWNET)  $399.00
  (SINGLE ON-LINE DOC)


MICROSOFT CONSUMER PRODUCTS

GOLF CHAMPIONSHIP COURSE V1.0 ............................  (WINDOWNET)  $23.57
    (SINGLE 1-DOC BANFF SPRINGS)
GOLF CHAMPIONSHIP COURSE V1.0 ............................  (WINDOWNET)  $23.41
    (SINGLE 1-DOC MAUNA KEA)
GOLF CHAMPIONSHIP COURSE V1.0 ............................  (WINDOWNET)  $23.57
    (SINGLE 1-DOC PINEHURST)

WINDOWS ENTERTAINMENT PK V1.0 ............................. (WINDOWNET)   $22.99
     (SINGLE 1-DOC BEST OF WIN ENT PK)


MICROSOFT CORPORATION

UPGRD VISUAL FOXPRO V3.0 .................................. (WINDOWNET)   $91.64
     (SINGLE, ON-LINE HELP)
VISUAL FOXPRO FOR WIN V3.0 ................................ (WINDOWNET)  $179.05
     (SINGLE, ON-LINE HELP)


MICROSOFT WINDOWS 95

EXCEL FOR WINDOWS 95 V7.0 ................................. (WIN-32NET)  ??????8
     (SINGLE, SERVER NO-DOC)
OFFICE PRO FOR WINDOWS 95 V7.0 ............................ (WIN-32NET)  ?????25
     (SINGLE, SERVER NO-DOC)
PLUS! FOR WINDOWS 95 V1.0 ................................. (WIN-32NET)  ??????8
     (SINGLE, SERVER NO-DOC)
POWERPOINT FOR WINDOWS 95 V7.0 ............................ (WIN-32NET)  $286.58
     (SINGLE, SERVER NO-DOC)
SCHEDULE + 32 BIT SINGLE V7.0 ............................. (WIN-32NET)   $87.82
     (SINGLE, SERVER NO-DOC)
UPDATE DRIVER FOR MICROSOFT NETWORKS....................... (WIN-32NET)    $FREE
     (FOR FILE AND PRINTER SHARING)
UPDATE DRIVER FOR NETWARE NETWORKS......................... (WIN-32NET)    $FREE
     (FOR FILE AND PRINTER SHARING)
UPGRD EXCEL FOR WINDOWS 95 V7.0............................ (WIN-32NET)   $91.67
     (SINGLE, SERVER NO-DOC)
UPGRD OFFICE PRO FOR WINDOWS 95 V7.0 ...................... (WIN-32NET)  $303.54
     (SINGLE, SERVER NO-DOC)
UPGRD POWERPOINT FOR WINDOWS 95 V7.0 ...................... (WIN-32NET)   $91.67
     (SINGLE, SERVER NO-DOC)
UPGRD WORD FOR WINDOW 95 V7.0 ............................. (WIN-32NET)   $91.67
     (SINGLE, SERVER NO-DOC)
WORD FOR WINDOWS 95 V7.0 .................................. (WIN-32NET)  $286.58
     (SINGLE, SERVER NO-DOC)
WORKS FOR WINDOWS 95 V4.0 ................................. (WIN-32NET)   $46.20
     (SINGLE, SERVER NO-DOC)


NBNSOFT CORPORATION

NBNSOFT YOUR INTERNET ENCYCLOPEDIA VOLUM .................. (WINDOWNET)    $6.49
     (NO-DOC (INTERNET SERVICE REQUIRED))


NETMANAGE

WINDOWS ENTERTAINMENT PK V1.0 ............................. (WINDOWNET)   $22.99
     (SINGLE 1-DOC BEST OF WIN ENT PK)


MICROSOFT CORPORATION

UPGRD VISUAL FOXPRO V3.0 .................................. (WINDOWNET)   $91.64
     (SINGLE, ON0LINE HELP)
VISUAL FOXPRO FOR WIN V3.0 ................................ (WINDOWNET)  $179.05
     (SINGLE, ON-LINE HELP)


MICROSOFT WINDOWS 95

EXCEL FOR WINDOWS 95 V7.0 ................................. (WIN-32NET)  $286.58
     (SINGLE, SERVER NO-DOC)
OFFICE PRO FOR WINDOWS 95 V7.0 ............................ (WIN-32NET)  $521.28
     (SINGLE, SERVER NO-DOC)
PLUS! FOR WINDOWS 95 V1.0 ................................. (WIN-32NET)   $45.58
     (SINGLE, SERVER NO-DOC)
POWERPOINT FOR WINDOWS 95 V7.0 ............................ (WIN-32NET)  $286.58
     (SINGLE, SERVER NO-DOC)
SCHEDULE + 32 BIT SINGLE V7.0 ............................. (WIN-32NET)   $87.82
     (SINGLE, SERVER NO-DOC)
UPDATE DRIVER FOR MICROSOFT NETWORKS ...................... (WIN-32NET)    $FREE
     (FOR FILE AND PRINTER SHARING)
UPDATE DRIVER FOR NETWARE NETWORKS ........................ (WIN-32NET)    $FREE
     (FOR FILE AND PRINTER SHARING)
UPGRD EXCEL FOR WINDOWS 95 V7.0 ........................... (WIN-32NET)   $91.67
     (SINGLE, SERVER NO-DOC)
UPGRD OFFICE PRO FOR WINDOWS 95 V7.0 ...................... (WIN-32NET)  $303.54
     (SINGLE, SERVER NO-DOC)
UPGRD POWERPOINT FOR WINDOWS 95 V7.0 ...................... (WIN-32NET)   $91.67
     (SINGLE, SERVER NO-DOC)
UPGRD WORD FOR WINDOW 95 V7.0 ............................. (WIN-32NET)   $91.67
     (SINGLE, SERVER NO-DOC)
WORD FOR WINDOWS 95 V7.0 .................................. (WIN-32NET)  $286.58
     (SINGLE, SERVER NO-DOC)
WORKS FOR WINDOWS 95 V4.0 ................................. (WIN-32NET)   $46.20
     (SINGLE NO-DOC)


NBNSOFT CORPORATION

NBNSOFT YOUR INTERNET ENCYCLOPEDIA VOLUM .................. (WINDOWNET)    $6.49
     (NO-DOC (INTERNET SERVICE REQUIRED))


NETMANAGE

                                                                       [SEAL]

INTERNET CHAMELEON V4.5................................. (WINDOWNET)  $72.95
     (NO-DOC)

NOW SOFTWARE

NOW CONTACT V3.0 DEMO................................... (MAC/PMNET)  $FREE

NOW CONTACT V3.5 10-USER................................ (MAC/PMNET)  $475.00

NOW CONTACT V3.5 5-USER................................. (MAC/PMNET)  $240.00

NOW CONTACT V3.5 DEMO................................... (MAC/PMNET)  $FREE

NOW CONTACT V3.5 SINGLE NO-DOC.......................... (MAC/PMNET)  $49.95

NOW CONTACT/UP-TO-DATE BUNDLE........................... (MAC/PMNET)  $79.95
     (Version 3.5)
NOW CONTACT/UP-TO-DATE BUNDLE 10-USER................... (MAC/PMNET)  $759.00
     (Version 3.5)
NOW CONTACT/UP-TO-DATE BUNDLE 5-USER.................... (MAC/PMNET)  $389.00
     (Version 3.5)
NOW CONTACT/UP-TO-DATE BUNDLE UPGRADE................... (MAC/PMNET   $45.49
     (Version 3.5 (must have prior version))
NOW UP TO DATE V3.0 DEMO................................ (MAC/PMNET)  $FREE

NOW UP TO DATE V3.0 DEMO................................ (MAC/PMNET)  $FREE

NOW UP TO DATE V3.5 10-USER............................. (MAC/PMNET)  $475.00

NOW UP TO DATE V3.5 5-USER.............................. (MAC/PMNET)  $240.00

NOW UP TO DATE V3.5 SINGLE.............................. (MAC/PMNET)  $49.95

NOW UTILITIES V5.0.1 10-USER............................ (MAC/PMNET)  $749.00

NOW UTILITIES V5.0.1 50-USER............................ (MAC/PMNET)  $3149.00

NOW UTILITIES V5.0.1 DEMO............................... (MAC/PMNET)  $FREE

NOW UTILITIES V5.0.1 UPDATE............................. (MAC/PMNET)  $FREE
     (REQUIRES NOW UTILITIES V5.0)
NOW UTILITIES V5.01 SINGLE.............................. (MAC/PMNET)  $45.49
     (upgrade must have prior version)

ON TECHNOLOGY

AUDIT TRACK NLM......................................... (IBM-PCNET)  $FREE
     (30 DAY TRIAL)

                                                                       [SEAL]


SOFTRACK....................................... (IBM-PCNET) $FREE
   (30 DAY TRIAL)


QUARTERDECK OFFICE SYSTEMS

CLEANSWEEP 95 DEMO V2.0........................ (WIN-32NET) $FREE
        (SINGLE NO-DOC (BUILT-IN HELP AVAILABLE))
CLEANSWEEP TRIAL VERSION V1.0.................. (WINDOWNET) $FREE
        (NO-DOC)
CLEANSWEEP V1.0................................ (WINDOWNET) $22.69
        (NO-DOC (BUILT-IN HELP AVAILABLE))
QUARTERDECK INTERNETSUITE V1.0................. (WINDOWNET) $31.79
        (NO-DOC (BUILT-IN HELP AVAILABLE))
QUARTERDECK MOSAIC DEMO V1.0................... (WINDOWNET) $FREE
        (NO-DOC 30-DAY TRIAL)
QUARTERDECK MOSAIC V1.0........................ (WINDOWNET) $13.95
        (NO-DOC (BUILT-IN HELP AVAILABLE))
QUARTERDECK WEBSERVER DEMO V1.0................ (WINDOWNET) $FREE
        (30 DAY TRIAL NO-DOC (BUILT-IN HELP AVAILABLE))
QUARTERDECK WEBSERVER V1.0..................... (WINDOWNET) $113.69
        (NO-DOC (BUILT-IN HELP AVAILABLE))
WEBAUTH0R DEMO V1.0............................ (WINDOWNET) $FREE
        (30 DAY TRIAL NO-DOC (BUILT-IN HELP AVAILABLE))
WEBAUTHOR V1.0................................. (WINDOWNET) $40.89
        (NO-DOC (BUILT-IN HELP AVAILABLE))


SOFTWARE PUBLISHING CORP. (SPC)

ASAP TRIAL VERSION V1.0........................ (WINDOWNET) $FREE
        (NO-DOC)
ASAP V1.0...................................... (WINDOWNET) $99.95
        (NO-DOC)
ONFILE FOR WINDOWS V1.0........................ (WINDOWNET) $52.95
        (SINGLE, NO-DOC)


SOFTWARE PUBLISHING CORPORATION

ONFILE TRIAL VERSION V1.0........................(WINDOWNET) $FREE
        (NO-DOC (30-DAY TRIAL))


SOFTWARE.NET

POWERPOINT PRESENTATION.........................(WINDOWNET) $FREE
        ((REQUIRES POWERPOINT 4.x))

       (NO-DOC)
CLICK ART EXPRESS BIRTHDAYS V1.0 ......................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS BORDERS V1.0 ........................... (WINDOWNET) $13.99
       (FRAMERS & BURSTS NO-DOC)
CLICK ART EXPRESS BUSINESS V1.0 .......................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS EDUCATION V1.0 ......................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS FOOD & BEV V1.0 ........................ (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS HOLIDAYS V1.0 .......................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS ICNS & SYMBLS V1.0 ..................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS KID'S ART V1.0 ......................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS PEOPLE V1.0 ............................ (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS PLNTS & FLWRS V1.0 ..................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS REAL ESTATE V1.0 ....................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS SPORTS & REC V1.0 ...................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS TRNSPRTATION V1.0 ...................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS VAC & TRAVEL V1.0 ...................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART EXPRESS WEDDINGS V1.0 .......................... (WINDOWNET) $13.99
       (NO-DOC)
CLICK ART SAMPLER V1.0 ................................... (WINDOWNET) $FREE
       (NO-DOC)
WORLD'S EASIEST ANNOUNCEMENTS V1.0 ....................... (WINDOWNET) $13.99
       (NO-DOC)
WORLD'S EASIEST BUSINESS CARDS V1.0 ...................... (WINDOWNET) $13.99
       (NO-DOC)
WORLD'S EASIEST CERTIFICATES V1.0 ........................ (WINDOWNET) $13.99
       (NO-DOC)
WORLD'S EASIEST INVITATIONS V1.0 ......................... (WINDOWNET) $13.99
       (NO-DOC)
WORLD'S EASIEST POST-IT NOTES V1.0 ....................... (WINDOWNET) $13.99
       (NO-DOC)
WORLD'S EASIEST STATIONARY V1.0 .......................... (WINDOWNET) $13.99
       (NO-DOC)


TEACHERSOFT

INTERGO BETA DEMO V.BETA ................................. (WIN-32NET) $FREE
       (BETA VERSION FOR WIN-95)

                                                                          [SEAL]

STARFISH SOFTWARE

DASHBOARD 95 V1.0.............................................(WIN-32NET) $39.95
     (SINGLE NO-DOC)
DASHBOARD FOR WINDOWS V3.0....................................(WINDOWNET) $29.95
     (NET NO-DOC)
SIDEKICK 95 V1.0..............................................(WIN-32NET) $39.95
     (SINGLE NO-DOC)
SIDEKICK FOR WINDOWS V2.0.....................................(WINDOWNET) $29.95
     (SINGLE NO-DOC)


SYMANTEC

ACT! V2.0 FOR WINDOWS SINGLE.................................(WINDOWNET) $161.99
     (NO-DOC)
MACTOOLS PRO V4.0 SINGLE.........................................(MACNET) $79.99

NORTON ANTIVIRUS SCAN ONLY.....................................(IBM-PCNET) $FREE
     (FREE TRIAL COPY)
NORTON ANTIVIRUS V3.0 SINGLE..................................(DOSWINNET) $79.99
     (SUPPORTS DOS AND WINDOWS)
NORTON ANTIVIRUS WIN '95......................................(WIN-32NET) $69.95
     (SINGLE)
NORTON ANTIVIRUS WIN '95 DEMO V1.0.............................(WIN-32NET) %FREE
     (SINGLE NO-DOC)
NORTON NAVIGATOR WIN '95......................................(WIN-32NET) $89.95
     (SINGLE)
NORTON NAVIGATOR WIN '95 DEMO V1.0.............................(WIN-32NET) $FREE
     (SINGLE NO-DOC)
NORTON UTILITIES FOR MAC V3.1.................................(MAC/PMNET) $79.99
     (SINGLE)
NORTON UTILITIES V8.0 SINGLE..................................(IBM-PMNET) $99.99
     (NO-DOC)
NORTON UTILITIES WIN '95 SINGLE..............................(WIN-32NET) $105.95

NORTON UTILITIES WIN '95 DEMO V1.0.............................(WIN-32NET) $FREE
     (SINGLE NO-DOC)
PCANYWHERE V2.0 FOR WINDOWS..................................(WINDOWNET) $106.99
     (HOST REMOTE LAN SERVER NO-DOC)
PCANYWHERE V5.0 FOR DOS......................................(IBM-PCNET) $106.99
     (HOST REMOTE LAN SERVER NO-DOC)
SAM V4.0 SINGLE...............................................(MAC/PMNET) $55.99
     (SYMANTEC ANTIVIRUS MAC)


T/MAKER

CLICK ART EXPRESS ANIMALS V1.0................................(WINDOWNET) $13.99

                                                                          [SEAL]

VITA (VITAL INFO TRUSTEES OF AMER)

PERS RECRD ORGANIZER -- PROFILE V2.3..........................(WINDOWNET) $29.95
     (SINGLE ON-LINE DOC)